TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional Information

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Effective on or about January 1, 2023 (“Effective Date”), DST Asset Manager Solutions, Inc. will merge with DST Systems, Inc., both wholly-owned subsidiaries of SS&C Technologies, Inc. The combined entity will be known as SS&C Global Investor & Distribution Solutions, Inc. and will provide the portfolios with those certain transfer agency services currently provided by DST Asset Manager Solutions, Inc.

As of the Effective Date, the reference to DST Asset Manager Solutions, Inc., is replaced with SS&C Global Investor & Distribution Solutions, Inc., and the references to DST are replaced with SS&C GIDS.

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Investors Should Retain this Supplement for Future Reference

December 30, 2022